Exhibit 3.47
Elaine N. Walker
Secretary of State
Certificate
     I, Elaine N. Walker, Secretary of State for the Commonwealth of Kentucky, do hereby certify that the foregoing writing has been carefully compared by me with the original thereof, now in my official custody as Secretary of State and remaining on file in my office, and found to be a true and correct copy of
     ARTICLES OF ORGANIZATION OF
     BUFFALO TRACE RADIATION ONCOLOGY ASSOCIATES, LLC FILED NOVEMBER 17, 1995;
     CERTIFICATE OF ADMINISTRATIVE DISSOLUTION FILED NOVEMBER 1, 1996;
     APPLICATION FOR REINSTATEMENT FILED MARCH 31, 1997;
     STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH FILED MARCH 31, 1997;
     STATEMENT OF CHANGE OF PRINCIPAL OFFICE ADDRESS FILED MARCH 31, 1997;
     CERTIFICATE OF DISSOLUTION FILED NOVEMBER 3, 1998;
     APPLICATION FOR REINSTATEMENT FILED FEBRUARY 22, 1999;
     STATEMENT OF CHANGE OF PRINCIPAL OFFICE ADDRESS FILED AUGUST 23, 1999;
     STATEMENT OF CHANGE OF PRINCIPAL OFFICE ADDRESS FILED OCTOBER 27, 2000;

     STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH FILED MAY 9, 2001;
     STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH FILED JANUARY 23, 2002;
     STATEMENT OF CHANGE OF REGISTERED AGENT NAME/ADDRESS FILED SEPTEMBER 16, 2008;
     STATEMENT OF CHANGE OF REGISTERED AGENT NAME/ADDRESS FILED APRIL 20, 2010.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal at Frankfort, Kentucky, this 14th day of March, 2011.

/s/ Elaine N. Walker Elaine N. Walker Secretary of State Commonwealth of Kentucky dwilliams/0408088 — Certificate ID: 110982

ARTICLES OP ORGANIZATION
OF
BUFFALO TRACE RADIATION ONCOLOGY ASSOCIATES, LLC
     These Articles of Organization of BUFFALO TRACE RADIATION ONCOLOGY ASSOCIATES, LLC are hereby executed and filed in accordance with the Kentucky Limited Liability Company Act of 1994.
     1. Name. The name of the limited liability company shall be Buffalo Trace Radiation Oncology Associates, LLC.
     2. Registered Office and Agent. The agent for service of process shall be The Prentice-Hall Corporation System, Inc. The address of the agent and the registered office of the limited liability company is 326 West Main Street, Frankfort, Kentucky 40601.
     3. Initial Principal Office. The address of the initial principal office is 201 West Main Street, Louisville, Kentucky 40202.
     4. Termination. Unless earlier dissolved by the agreement of the members or pursuant to the terms of the Operating Agreement, the limited liability company shall terminate at midnight on December 31, 2035.
     5. Management. The affairs of the limited liability company shall be managed by its member managers.
     IN WITNESS WHEREOF, the undersigned has executed these Articles of Organization this 5th day of November, 1995.

/s/ Kristine Kaiser
Kristine Kaiser, Organizer

ACCEPTANCE OF APOINTMENT AS REGISTERED AGENT
For
BUFFALO TRACE RADIATION ONCOLOGY ASSOCIATES, LLC.
     Pursuant to KRS 275.025 and 275.115, The Prentice-Hall Corporation System, Inc. hereby accepts the appointment by Buffalo Trace Radiation Oncology Associates, LLC as the registered agent on whom service of process may be served, at its registered office located at 326 West Main Street, Frankfort, Kentucky 40601.
     Dated this 16 day of November, 1995.

THE PRENTICE-HALL CORPORATION SYSTEM, INC.
By:	/s/ [ILLEGIBLE]

November 16, 1995
VIA REGULAR MAIL
Secretary of State Corporation Division
Room 150
State Capital Building
Frankfort, KY 40601
Dear Sir/Madam:
As per Kristine Kaiser, please find Acceptance of Appointment of Registered Agent for Buffalo Trace Radiation Oncology Associates, LLC.
Thank you for the opportunity to be of service to you.

Sincerely,
/s/ Regina Clerkin
Regina Clerkin
Corporate Specialist

Encl..
RC/yb
cc: Kristine Kaiser

ACCEPTANCE OF APOINTMENT AS REGISTERED AGENT
For
BUFFALO TRACE RADIATION ONCOLOGY ASSOCIATES, LLC.
     Pursuant to KRS 275.025 and 275.115, The Prentice-Hall Corporation System, Inc. hereby accepts the appointment by Buffalo Trace Radiation Oncology Associates, LLC as the registered agent on whom service of process may be served, at its registered office located at 326 West Main Street, Frankfort, Kentucky 40601.
     Dated this 16 day of November, 1995.

THE PRENTICE-HALL CORPORATION SYSTEM, INC.
By:	/s/ [ILLEGIBLE]

COMMONWEALTH OF KENTUCKY OFFICE OF THE SECRETARY OF STATE PO BOX 1150 FRANKFORT, KY 40602-1150 (502) 564-2848	Certificate of Administrative Dissolution or Revocation of Certificate of Authority
DATE 11/05/1996

Exact Company Name: BUFFALO TRACE RADIATION ONCOLOGY ASSOCIATES, LLC	Record # 0408088

Pursuant to the provisions of KRS 275.295 and KAS 275.440, the above-named limited liability company has been administratively dissolved or its Certificate of authority has been revoked as of the date of this certificate for the following reason indicated:
☑	1.) Failure to file its annual report.

☐	2). Failure to maintain a registered agent or registered office in this state for sixty (60) days or more.

☐	3). Failure to notify the Secretary of State within sixty (60) days that its registered agent or registered office has changed, that its registered agent has resigned, or that Its registered office has been discontinued.

☐	4). the company has dissolved or disappeared as The result of a merger or other event in its state or country of organization.
A domestic limited liability company that has been administratively dissolved continues its existence but may not carry on any business except that necessary to wind up and liquidate its business and affairs A foreign limited liability company’s Authority to transact business in this state shall cease as of date of this Certificate.
For information concerning reinstatement or foreign limited liability company requalification, please contact this office

/s/ John Y. Brown III	To. PRENTICE HALL. CORPORATION SYSTEM
John Y. Brown III Secretary of State	326 WEST MAIN ST. FRANKFORT, KY 40601—0000

was administratively dissolved under KRS 275.295 on 11/7/95, because the company did not:
☑	File its annual report for the year(s) 1996

Maintain a registered agent or registered office in this state for sixty (60) days or more.

Notify the Secretary of State within sixty (60) days that its registered agent or registered office had changed, that its registered agent had resigned, or that its registered office had been discontinued.
The undersigned hereby applies for reinstatement on behalf of the above-named limited liability company and further states as follows.
(1)	The grounds for dissolution either did not exist or have been eliminated; and

(2)	The limited liability company’s name satisfies the requirements of KRS 275.295.
The following documents and fees are enclosed:
(1)	The limited liability company has obtained a certificate from the Kentucky Revenue Cabinet stating that all taxes owed by the limited liability company have been paid;.

(2)	Reinstatement Annual Report:

(3)	A check in the amount $115.00 which includes:
(a)	$100.00 Reinstatement penalty fee;

(b)	$15.00 Annual report fee for 1 year(s).
(4)	Form # SLL-906- Complete this form if a change has occurred to the current principal office address and add $10.00 to the total listed in (3) of this section if the form is being filed as part of this reinstatement.

(5)	Form # SSL-905 - Complete this form if a change has occurred to the current registered office or registered agent, or both. Add $10.00 to the total listed in (3) of this section if the form is being filed as part of this reinstatement.

(6)	Articles of Amendment to the Articles of Organization — If the limited liability company’s name is unavailable for its use at the time of reinstatement, add $40.00 to the total in (3) of this section if an amendment is being filed as part of the reinstatement.

Dated this 23rd day of January, 1997
By:	[ILLEGIBLE]
SIGNATURE
Secretary
TITLE

Limited Liability Company Name
Before Filing an application for reinstatement, each limited liability company should call the office of the Secretary of State to make certain that its company name is still available for use. If a limited liability company’s name is not available for use at the time of reinstatement, articles of amendment changing the company name must accompany this reinstatement.

Pursuant to the provisions of Chapter 275 of the Kentucky Revised Statutes, the undersigned hereby files this statement of change of registered office or registered agent, or both on behalf of said limited liability company which is organized in the state or country of Kentucky and for that purpose submits the following statements:
1.	The name of the limited liability company is Buffalo Trace Radiation Oncology Associates, L.L.C

2.	The street address of the current registered office is

326 West Main St.,	Frankfort KY	40601

Street	City/State	Zip
3.	The street address of the registered office is hereby changed to

421 West Main Street,	Frankfort, KY	40601

Street	City/State	Zip
4. The name of the current registered agent is
The Prentice—Hall Corporation System, Inc.

5.	The name of the new registered agent is hereby changed to

(same as above)
The street address of the registered office and the business office of the registered agent, as changed, will be identical.

HOSPITAL CORPORATION OF KENTUCKY, INC.
Dated January 20, 1997	BY:	/s/ John M. Franck II
Signature
John M. Franck II, Secretary Type or Print Name &Title

CONSENT OF NEW AGENT
I, the prentio-Hall Corporation, consent to serve as the new registered agent on behalf of the limited liability company. System, INC

By:	[ILLEGIBLE]
Signature of new Agent

SLL-905(7/94)	(SEE REVERSE SIDE FOR INSTRUCTIONS)

Pursuant to the provisions of Chapter 275 of the Kentucky Revised Statutes, the undersigned hereby files this statement of change of principal office address on behalf of said limited liability company which is organized in the state or country of Kentucky and for that purpose submits the following statements:
1.	The name of the limited liability company is

Buffalo Trace Radiation Oncology Associates, L.L.C.
2.	The mailing address of the current principal office is

201 West Main St.,	Louisville, KY	40202

Address	City/State	Zip
3.	The mailing address of the principal office is hereby changed to

One Park Plaza,	Nashville, TN	37203

Address	City/State	Zip
Dated: January 20, 1997

HOSPITAL CORPORATION OP KENTUCKY, INC.

BY:	/s/ John M. Franck II
Signature John M. Franck II, Secretary Type or Print Name & Title

SLL-905(7/94)	(SEE REVERSE SIDE FOR INSTRUCTIONS)

COMMONWEALTH OF KENTUCKY
JOHN Y. BROWN III
SECRETARY OF STATE
CERTIFICATE OF DISSOLUTION
PRENTICE HALL CORPORATION SYSTEM
421 WEST MAIN ST.
FRAN KFORT KY 40601

Name of Limited Liability Company:	Record No: 0408088
BUFFALO TRACE RADIATION ONCOLOGY ASSOCIATES, LLC
     Pursuant to the provisions of KRS 275.295, the above-named company has been administratively dissolved effective November 3, 1998 for the following reason indicated:
☑	1. The limited liability company did not file its annual report with the Secretary of State within sixty days after it was due.

☐	2. The limited liability company was without a registered agent or registered office in this state for sixty days or more.

☐	3. The limited liability company did not notify the Secretary of State within sixty days that its registered agent or registered office had been changed, that its registered agent had resigned, or that its registered office had been discontinued.
     A limited liability company administratively dissolved continues its existence but may not carry on any business except that appropriate to wind up and liquidate its business and affairs.

/s/ John Y. Brown III
John Y. Brown III Secretary of State

Commonwealth of Kentucky
John Y. Brown III
Secretary of State
Application for Reinstatement
(Limited Liability Company)
BUFFALO TRACE RADIATION ONCOLOGY ASSOCIATES, LLC
was administratively dissolved under KRS 275 on November 3, 1998 because the company did not:
•	File its annual report for the year 1998:
The undersigned hereby applies for reinstatement on behalf of the above named limited liability company and further states as follows.
1.	the grounds for dissolution either did not exist or have been eliminated:

2.	the limited liability company’s name satisfies the requirements of KRS 275.295.
The following documents and fees are enclosed with this application:
(1)	A certificate from the Kentucky Revenue Cabinet stating that all taxes owed by the limited liability company have been paid,

(2)	Reinstatement Annual Report:

(3)	A check in the amount of $115.00 which includes.
(a)	$100.00 reinstatement penalty fee;

(b)	$15.00 Annual report fee for 1 year.
(4)	Form SLL-906 — Complete tnis form if a change has occurred to the current principal office address. Add $10.00 to the total listed in section (3) if the form is being filed as part of this reinstatement.

(5)	Form SLL-905 — Complete this form if a change has occurred to the current registered office or registered agent, or both. Add $10 00 to the total listed in section (3) if the form is being filed as part of this reinstatement.

(6)	Articles of Amendment to the Articles of Incorporation. —If the limited liability company’s name is unavailable for use at the time of reinstatement, add $40.00 to the total in section (3) if an amendment is being filed as part of this reinstatement.

Dated this 18th day of February 1999

BY:	/s/ [ILLEGIBLE]
Signature Assistant Secretary of Hospital Corporation of Kentucky Title

* Limited liability company name
Before filing an application for reinstatement, each limited liability company should call the office of the Secretary of State (502.564.3490) to make certain that the company name is still available for use. If a limited liability company’s name is not available for use at the time of reinstatement, articles of amendment changing the company name must accompany this application for reinstatement

COMMONWEALTH OF KENTUCKY
JOHN Y. BROWN III
SECRETARY OF STATE
STATEMENT OF CHANGE OF PRINCIPAL OFFICE ADDRESS
Pursuant to the provisions of KRS Chapter 275, the undersigned hereby applies to change the principal office address on behalf of the limited liability company named below and for that purpose submits the following statements:
1. The name of the limited liability company is
Buffalo Trace Radiation Oncology Associates, LLC

(Exact name of limited liability company)
2. The state or country of organization is Delaware
3. The mailing address of the current principal office on file with the Secretary of State is

One Park Plaza	Nashville. TN	37203

Address	city/state	Zip code

4.	The mailing address of the principal office is hereby changed to

4525 Harding Road, Suite 300	Nashville, Tennessee	37205

Address	city/state	Zip code

5.	This statement will be effective upon filing, unless a delayed effective date and/or time is specified:

(Delayed effective date [ILLEGIBLE] time)

/s/ William F. Carpenter III
Signature Manager
William F. Carpenter III
Type or Print Name & Title
Date: July 28, 1999.

COMMONWEALTH OF KENTUCKY
JOHN Y. EROWN III
SECRETARY OF STATE

0408088.06 John Y. Brown III Secretmy of State Received and Filed 10/27/2000 10:51 AM Fee Receipt: $10.00 [ILLEGIBLE] - L906
STATEMENT OF CHANGE OF PRINCIPAL OFFICE ADDRESS
Pursuant to the provisions of KRS Chapter 275, the undersigned hereby applies to change the principal office address on behalf of
Buffalo Trace Radiaton Oncology Associates, LLC

(Exact name of limited liability company)
which is organized in the state or country of Delaware and for that purpose submits the following statements:

1. Current principal office address	2. Principal office address is hereby changed to

4525 Harding Road, Suite 300	103 Powell Court, Suite 200
Nashville, TN 37205	Brentwood, TN 37027

3. Signature of /s/ William F. Carpenter III of Member

William F. Carpenter III, Manager Print or type Name and Title Dated October 2000
SLL-905(7/94)	(SEE REVERSE SIDE FOR INSTRUCTIONS)

COMMONWEALTH OF KENTUCKY
JOHN Y. BROWN III
SECRETARY OF STATE

0408088.06 John Y. Brown III Secretary of State Received and Filed 05/09/2001 11:57 AM Fee Receipt: $10.00 Pcraine — L905
STATEMENT OF CHANGE OF REGISTERED OFFICE OR AGENT, OF BOTH
Pursuant to the provisions of KRS Chapter 275, the undersigned hereby applies to change the registered office or registered agent, or both on behalf of
Buffalo Trace Radiation Oncology Associates, LLC

[ILLEGIBLE]
which is organized in the state or country of Kentucky and for that purpose submits the following statements:

1. Name of current registered agent	2. Registered agent is hereby changed to

Prentice Hall Corporation System	Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company

3. Address of Current Registered Office	4. Registered Office is hereby changed to

421 West Main Street Frankfort, KY 40601	421 West Main Street, Frankfort, Kentucky 40601

The street address of the registered office and the business office of the registered agent, as changed will be identical

5. Signature of manager or Member	6. Consent of New Agent

[ILLEGIBLE]	[ILLEGIBLE]
SLL-905 (7/98)	(See attached sheet for instruction)

COMMONWEALTH OF KENTUCKY
JOHN Y. BROWN III
SECRETARY OF STATE

0408088.06 John Y. Brown III Secretary of State Received and Filed 01/23/2002 10:43 AM Fee Receipt: $10.00 kwaits - L906
STATEMENT OF CHANGE OF REGISTERED OFFICE OR AGENT, OR BOTH
Pursuant to the provisions of KRS Chapter 275, the undersigned hereby applies to change the registered office or registered agent, or both on behalf of
Buffalo Trace Radiation Oncology Associates LLC

[ILLEGIBLE]
which is organized in the state or country of Kentucky, and for that purpose submits the following statements:

1. Name of current registered agent	2. Registered agent is hereby changed to

CSC — Lawyers Incorporating Service Company	C T Corporation System

3. Address of Current Registered Office	4. Registered Office is hereby changed to

421 W. Main Street Frankfort, KY 40601	Kentucky Home Life Building Louisiville, Kentucky 40202

The street address of the registered office and the business office of the registered agent, as changed will be identical

5. Signature of Manager or Member	6. Consent of New Agent

[ILLEGIBLE]	[ILLEGIBLE]
SLL-905 (7/95)	(See attached sheet for instructions)